                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

               GASONICS INTERNATIONAL CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                [GASONICS LOGO]

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 JULY 17, 2000

                            ------------------------

TO THE STOCKHOLDERS OF GASONICS INTERNATIONAL CORPORATION:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of GaSonics International Corporation, a Delaware corporation (the "Company"), will be held on July 17, 2000, at 9:00 a.m., Pacific Daylight Time, at the offices of the Company located at 2730 Junction Avenue, San Jose, California 95134-1909, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

    1. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 20,000,000 shares to 60,000,000 shares.

    2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Only stockholders of record at the close of business on May 23, 2000 are entitled to notice of and to vote at the Special Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the executive offices of the Company.

    All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted.

                                          Sincerely,

                                          /s/ Dave Toole

                                          Dave Toole
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

San Jose, California
June   , 2000

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       GASONICS INTERNATIONAL CORPORATION
                              2730 JUNCTION AVENUE
                        SAN JOSE, CALIFORNIA 95134-1909

                            ------------------------

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 17, 2000

GENERAL

    The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of GaSonics International Corporation, a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on July 17, 2000 (the "Special Meeting"). The Special Meeting will be held at
9:00 a.m., Pacific Daylight Time, at the offices of the Company located at 2730 Junction Avenue, San Jose, California 95134-1909. These proxy solicitation materials were mailed on or about June 2, 2000 to all stockholders entitled to vote at the Special Meeting.

VOTING

    The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On May 23, 2000, the record date for determination of stockholders entitled to notice of and to vote at the Special
Meeting,       shares of the Company's common stock, $.001 par value, were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the record date.

    All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to Proposal Number 1, abstentions and broker non-votes will have the same effect as negative votes as Proposal Number 1 requires the affirmative vote of a majority of all outstanding shares in order to pass.

REVOCABILITY OF PROXIES

    You may revoke or change your Proxy at any time before the Special Meeting by filing with Mr. John Arnold, the Controller of the Company, at the Company's principal executive offices, GaSonics International Corporation, 2730 Junction Avenue, San Jose, California 95134-1909, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Special Meeting and voting in person.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. In addition, the Company may retain the services of a proxy solicitation firm to solicit proxies and, if retained, will bear all cost thereof. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received at the Company's principal executive offices no later than September 28, 2000, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

    In addition, the proxy solicited by the Board of Directors for the 2001 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than December 13, 2000.

                  MATTERS TO BE CONSIDERED AT SPECIAL MEETING
                   PROPOSAL ONE: APPROVAL OF AN AMENDMENT OF
                        THE CERTIFICATE OF INCORPORATION

    The present capital structure of the Company authorizes 20,000,000 shares of common stock and 2,000,000 shares of preferred stock each having a par value of $.001 per share. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 20,000,000 shares to 60,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. The undesignated preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be
determined by the Board of Directors. On May 23, 2000,       shares of common
stock were outstanding and no shares of preferred stock were outstanding. In
addition, options to purchase       shares of common stock were outstanding as
of May 23, 2000.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

    Authorizing an additional 40,000,000 shares of common stock would give the Board of Directors the express authority, without further action of the stockholders, to issue such common stock from time to time as the Board of Directors deems necessary or appropriate. The Board of Directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition transactions, equity financings, stock splits, stock dividends or distributions, issuance of options pursuant to the Company's 1994 Stock Option/Stock Issuance Plan and issuances of common stock pursuant to the Company's Employee Stock Purchase Plan, without further action by the stockholders, unless such action is specifically required by applicable law or the rules of any stock exchange or quotation system on which the Company's securities may then be listed.

    The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected. The common stock carries no preemptive rights to purchase additional shares.

    The proposed amendment of the Company's Certificate of Incorporation was approved by unanimous written consent of the directors of the Company in April 2000.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment of the Company's Certificate of Incorporation authorizing 40,000,000 additional shares of common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends a vote FOR the amendment of the Company's Certificate of Incorporation authorizing 40,000,000 additional shares of common stock for a total of 60,000,000 shares of authorized common stock.

                            OWNERSHIP OF SECURITIES

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of February 29, 2000 by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's common stock, (ii) each director, (iii) certain of the executive officers and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                             NUMBER OF SHARES    PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                     BENEFICIALLY OWNED   BENEFICIALLY OWNED(2)
---------------------------------------                     ------------------   ---------------------
PRINCIPAL STOCKHOLDERS:
Capital Guardian Trust Company
  333 So. Hope Street, 52nd Floor
  Los Angeles, CA 90071(3)................................        3,270,000                     22.3%
Wisconsin Investment Board
  P.O. Box 7842
  Madison, WI 53707.......................................        1,000,000                      6.8%
DIRECTORS AND EXECUTIVE OFFICERS:
Monte M. Toole(4).........................................        1,885,728                     12.8%
Dave Toole(5).............................................          915,914                      6.2%
Asuri Raghavan(6).........................................          125,956                         *
Kenneth M. Thompson(7)....................................            7,500                         *
Kenneth L. Schroeder(8)...................................           22,500                         *
F. Joseph Van Poppelen(9).................................           32,500                         *
Bill N. Alexander(10).....................................           32,800                         *
Rammy Rasmussen...........................................               --                        --
Graham W. Hills...........................................               --                        --
Jerauld J. Cutini.........................................            3,000                         *
John R. Villadsen.........................................               --                        --
All directors and executive officers as a group (11
  persons)(11)............................................        3,025,898                     20.2%

------------------------

   * Less than one percent of the outstanding common stock.

 (1) Unless otherwise specified, the address of each beneficial owner is 2730 Junction Avenue, San Jose, California 95134-1909.

 (2) Percentage of ownership is based on 14,679,907 shares of common stock outstanding on February 29, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 29, 2000, are deemed outstanding for computing the ownership percentage of the person holding such option or warrant but are not deemed outstanding for computing the ownership percentage of any other person.

 (3) Includes 1,698,000 shares held by Capital International, Inc., an affiliate of Capital Guardian Trust Company.

 (4) Includes 997,999 shares of common stock held by the Monte M. Toole Family Limited Partnership, of which Monte M. Toole is the sole General Partner.

 (5) Includes 146,456 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000. Includes 94,999 shares of common stock held by the David Toole Family Limited Partnership, of which Dave Toole and his wife, Diane Toole, are the sole General Partners, and 686,062 shares of common stock held by the David Toole and Diane L. Toole Family Trust, of which Dave and Diane Toole are the sole Trustees. Excludes 59,998 shares of common stock held by the trustee of the David Toole and Diane L. Toole Children's Trust for the benefit of Mr. and Mrs. Toole's two minor children. Mr. D. Toole disclaims beneficial ownership of such 59,998 shares. Also excludes 32,462 shares held by the David and Diane L. Toole Charitable Remainder Unitrust.
     Mr. Toole disclaims beneficial ownership of such 32,462 shares. Also excludes 6,500 shares held by the David and Diane L. Toole Charitable Foundation. Mr. D. Toole disclaims beneficial ownership of such 6,500 shares.

 (6) Includes 123,956 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

 (7) Represents 7,500 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000

 (8) Represents 22,500 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

 (9) Includes 10,000 shares held by Trust Company of America, FBO F. Joseph Van Poppelen. Also includes 22,500 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

 (10) Includes 13,201 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

 (11) Includes 336,113 shares underlying stock options held by two officers and five directors (one director which is also an officer) which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

                                 OTHER MATTERS

    The Company knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

Dated: June   , 2000

                                          THE BOARD OF DIRECTORS OF
                                          GASONICS INTERNATIONAL CORPORATION

                       GASONICS INTERNATIONAL CORPORATION
                 SPECIAL MEETING OF STOCKHOLDERS, JULY 17, 2000
        THIS PROXY IS SOLICITIED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       GASONICS INTERNATIONAL CORPORATION

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held on July 17, 2000 and the Proxy Statement and appoints Asuri Raghavan and Rammy Rasmussen as the Proxy of the undersigned, and each of them is entitled to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of the Company located at 2730 Junction Avenue, San Jose, California 95134-1909, on July 17, 2000, at 9:00 a.m. (the "Special Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following manner:

1. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 shares:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors recommends a vote FOR the above proposal. This Proxy, when properly executed, will be voted as specified above. THE PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL IF NO SPECIFICATION IS MADE, AND AT THE DISCRETION OF THE PERSONS NAMED AS PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. This proxy may be revoked at any time before it is voted.

                                             Please print the name(s) appearing
                                             on each share certificate(s) over
                                             which you have voting authority:

                                             ___________________________________

                                              (Print name(s) on certificate(s)

                                             ___________________________________

                                                    Please sign your name

                                             ___________________________________

                                                  (Authorized Signature(s))

                                             Date:______________________________